UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2010

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION
(Exact name of registrant as specified in its charter)

District of Columbia (state or other jurisdiction of incorporation)	1-7102 (Commission File Number)	52-0891669 (I.R.S. Employer Identification No.)

Woodland Park 2201 Cooperative Way Herndon, VA	20171-3025 (Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code:  (703) 709-6700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On October 6, 2010, National Rural Utilities Cooperative Finance Corporation (“CFC”), through its affiliate Rural Telephone Finance Cooperative (“RTFC”), completed the transfer of control of the Innovative Communications Corporation (“ICC”) U.S. Virgin Island operating companies.

RTFC is assigning to CFC its rights with respect to the U.S. Virgin Island operating companies as partial satisfaction of its loan from CFC.  CFC will hold such operating companies in its wholly owned subsidiary, Caribbean Asset Holdings.

The amount of loan repayment CFC will credit RTFC and loan write-off will be known once the fair value of each of the operating companies acquired has been updated through the closing date.

A copy of the related press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

The exhibits to this Current Report on Form 8-K are listed on the exhibit index, which appears elsewhere herein and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL RURAL UTILITIES COOPERATIVE
FINANCE CORPORATION

By: /s/ ROBERT E. GEIER
      Robert E. Geier
      Vice President and Controller

Dated:  October 6, 2010

EXHIBIT INDEX

Exhibit No.                      Description
99.1	Press release, dated: October 6, 2010, issued by National Rural Utilities Cooperative Finance Corporation.